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Supplement to the Prospectus, dated March 1, 2025

Harbor Scientific Alpha High Yield ETF
April 14, 2025
Effective April 21, 2025 (the “Effective Date”), Giancarlo Pesolillo will serve as a portfolio manager for Harbor Scientific Alpha High Yield ETF (the “Fund”).

As of the Effective Date, the following is added to the “Fund Summary - Portfolio Managers” section:
Giancarlo Pesolillo, CFA BlueCove Limited
Mr. Pesolillo is a Portfolio Manager at BlueCove and has managed the Fund since 2025.

As of the Effective Date, the applicable “The Subadvisors - Portfolio Management” section of the Fund’s Prospectus is replaced with the following:

Harbor Scientific Alpha High-Yield ETF
BlueCove Limited (“BlueCove”), located at 10 New Burlington Street, London, W1S 3BE, England, serves as Subadvisor to Harbor Scientific Alpha High-Yield ETF and Harbor Scientific Alpha Income ETF. The portfolio managers are primarily responsible for the day-to-day portfolio management of each Fund.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Benjamin Brodsky, CFA	2021
Mr. Brodsky joined BlueCove in 2018 and is Chief Investment
Officer. He was Co-Chief Investment Officer from 2018 until
2019. Prior to joining BlueCove, Mr. Brodsky was Managing
Director and Deputy Chief Investment Officer of Systematic
Fixed Income at BlackRock. Mr. Brodsky previously held the
role of Global Head of Fixed Income Asset Allocation for Barclays
Global Investors before it merged with BlackRock in 2009.
Mr. Brodsky started his career in 1999 at Salomon Brothers
Asset Management.

Michael Harper, CFA	2021
Mr. Harper joined BlueCove in 2018 and is Head of Portfolio
Management. Prior to joining BlueCove, Mr. Harper was
Managing Director and Head of Core Portfolio Management
at BlackRock (formerly Barclays Global Investors) from 2001
to 2018. While at BlackRock, Mr. Harper was responsible for
building three new investment styles for EMEA and managed
the development of Smart Beta, Factor, and new systematic
strategies.

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Supplement to the Prospectus, dated March 1, 2025 — Continued

PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Benoy Thomas, CFA	2021
Mr. Thomas joined BlueCove in 2018 and is Head of Credit.
Prior to joining BlueCove, Mr. Thomas was a Managing Director in Systematic Fixed Income at BlackRock focusing on Credit
and Capital structure investment strategies. During his 16 years at BlackRock and Barclays Global Investors, Mr. Thomas helped formulate investment insights and improve portfolio management processes. Previously, Mr. Thomas was Assistant Vice President
of Global Markets at JP Morgan from 1999 to 2001.

Garth Flannery, CFA	2021
Mr. Flannery joined BlueCove in 2018 and is Head of Asset
Allocation. Prior to joining BlueCove, Mr. Flannery was Director of Fixed Income Beta Research at BlackRock from 2016 to 2018.
Prior to this, Mr. Flannery was a Portfolio Manager and
Researcher in Systematic Fixed Income at BlackRock (formerly
Barclays Global Investors) from 2003 to 2016.

Giancarlo Pesolillo, CFA	2025
Mr. Pesolillo joined BlueCove in 2019 and is a Portfolio Manager.
Prior to joining BlueCove in 2019, Giancarlo was a Portfolio
Manager at DCI in San Francisco from 2012 – 2019, where
he focused on systematic long/short CDS and bond investing.
Prior to DCI, Giancarlo worked on UBS’ Equity Finance team,
as well as at JP Morgan.

Investors Should Retain This Supplement For Future Reference
S0425.P.ETF

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